Credit Suisse First Boston

IRWHE 2005-C GROUP

		Total
	No of	Scheduled
FICO DISTRIBUTION	Loans	Balance	% SCHED BALANCE	WAC	NET WAC	WA DTI	FICO
<= 459	6	186,679.10	0.10	12.913	11.902	36.93	447
460 - 479	4	91,670.07	0.05	14.103	13.091	40.75	469
480 - 499	10	269,382.43	0.14	12.466	11.454	41.45	489
500 - 519	22	482,823.48	0.25	13.867	12.855	37.48	510
520 - 539	25	694,807.55	0.36	13.126	12.114	40.14	527
540 - 559	33	1,025,397.25	0.53	13.475	12.463	42.08	551
560 - 579	27	760,632.69	0.39	13.496	12.485	39.92	572
580 - 599	56	2,203,373.92	1.13	12.310	11.298	42.51	592
600 - 619	111	5,744,001.29	2.95	12.355	11.343	42.90	611
620 - 639	171	7,548,805.81	3.88	12.453	11.442	41.40	630
640 - 659	354	16,937,874.92	8.70	12.199	11.188	42.32	651
660 - 679	518	27,021,191.99	13.87	11.642	10.631	42.38	670
680 - 699	507	28,769,162.93	14.77	10.998	9.986	42.98	690
700 - 719	511	29,801,331.11	15.30	10.660	9.648	42.15	709
720 - 739	486	27,320,099.04	14.03	10.432	9.421	41.40	729
740 - 759	431	23,489,430.84	12.06	9.636	8.624	40.18	749
760 >=	429	22,402,101.36	11.50	8.660	7.649	37.47	776
Total:	3,701	194,748,765.78	100.00	10.782	9.770	41.40	701

		Total
	No of	Scheduled
DTI Ratio	Loans	Balance	% SCHED BALANCE	WAC	NET WAC	WA DTI	FICO
9.99 <=	1	78,048.91	0.04	5.400	4.389	9.96	795
10.00 - 19.99	31	1,355,298.13	0.70	7.401	6.389	16.76	744
20.00 - 29.99	426	18,760,634.46	9.63	9.815	8.803	26.42	715
30.00 - 39.99	1,230	60,741,464.35	31.19	10.848	9.837	35.65	703
40.00 - 49.99	1,476	80,038,792.25	41.10	10.897	9.886	44.94	699
50.00 - 59.99	537	33,774,527.68	17.34	11.073	10.061	52.74	693
Total:	3,701	194,748,765.78	100.00	10.782	9.770	41.40	701
Max: 55.00
Min: 9.96
Wgt Avg: 41.40

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2005 10:59

Credit Suisse First Boston

IRWHE 2005-C GROUP

		Total
	No of	Scheduled
State	Loans	Balance	% SCHED BALANCE	WAC	NET WAC	WA DTI	FICO
AK	9	441,855.87	0.23	11.216	10.204	42.36	699
AZ	167	8,493,206.04	4.36	10.727	9.716	41.81	699
CA	261	16,883,822.31	8.67	7.763	6.752	42.52	710
CO	204	12,336,354.55	6.33	11.082	10.071	41.94	703
CT	83	4,784,080.63	2.46	10.410	9.399	42.55	689
DE	37	2,203,228.65	1.13	10.952	9.940	39.15	705
FL	273	12,978,639.38	6.66	10.679	9.668	40.70	699
GA	147	7,839,063.58	4.03	12.156	11.144	41.63	686
IA	18	878,644.40	0.45	12.553	11.541	44.34	710
ID	20	1,002,597.09	0.51	12.686	11.674	43.62	684
IL	94	4,258,706.06	2.19	9.622	8.610	42.74	709
IN	51	2,470,161.88	1.27	11.772	10.761	39.93	699
KS	24	1,379,568.67	0.71	12.060	11.049	40.76	698
KY	61	2,568,626.46	1.32	11.576	10.564	38.52	700
LA	59	2,339,144.64	1.20	11.187	10.176	39.92	685
MA	45	2,442,846.27	1.25	9.396	8.385	39.89	722
MD	182	10,240,562.80	5.26	10.063	9.052	40.22	701
ME	14	735,732.59	0.38	9.962	8.951	43.01	733
MI	290	15,370,836.45	7.89	11.610	10.599	41.55	701
MN	22	1,088,644.03	0.56	11.878	10.866	42.50	717
MO	66	2,770,302.73	1.42	11.533	10.521	39.35	691
MS	8	479,561.26	0.25	12.357	11.346	42.58	704
MT	10	781,768.46	0.40	11.843	10.832	39.61	719
NC	27	1,285,706.86	0.66	12.166	11.155	40.63	696
NE	20	1,089,052.36	0.56	12.284	11.273	41.60	700
NH	24	1,360,631.69	0.70	10.038	9.027	41.09	719
NJ	54	2,757,903.93	1.42	11.218	10.207	45.04	687
NM	9	481,695.88	0.25	11.702	10.691	38.72	689
NV	33	1,691,938.06	0.87	8.465	7.454	42.05	703
NY	7	455,876.00	0.23	11.862	10.850	46.77	682
OH	211	9,098,944.46	4.67	11.673	10.661	40.09	695
OK	33	1,667,839.22	0.86	11.713	10.702	41.18	699
OR	104	5,687,208.63	2.92	11.224	10.213	42.48	708
PA	268	13,571,774.15	6.97	10.856	9.845	41.48	698
RI	9	569,907.03	0.29	11.348	10.337	43.11	675
SC	47	2,128,968.12	1.09	12.098	11.086	36.44	707
SD	3	124,932.69	0.06	13.039	12.027	52.46	648
TN	48	2,612,063.16	1.34	11.953	10.942	40.40	689
UT	89	4,525,025.72	2.32	11.141	10.130	39.51	706
VA	224	12,350,903.38	6.34	10.804	9.792	41.18	701
WA	211	11,371,134.79	5.84	10.879	9.868	42.35	703
WI	129	6,843,379.86	3.51	11.333	10.321	42.14	703
WY	6	305,924.99	0.16	12.170	11.159	40.94	697
Total:	3,701	194,748,765.78	100.00	10.782	9.770	41.40	701

Disclaimer: The analyses, calculations, and valuations herein are based on certain assumptions and data provided by third parties which may vary from the actual characteristics of the pool. Credit Suisse First Boston LLC makes no representation that such analyses or calculations are accurate or that such valuations represent levels where actual trades may occur. Investors should rely on the information contained in or filed in connection with the prospectus / prospectus supplement.

Jul 27, 2005 10:59